                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                                  MDWERKS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-118155                             33-1095411
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   (Commission File Number)              (IRS Employer Identification Number)

                            Windolph Center, Suite I
                              1020 N.W. 6th Street
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 389-8300
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On June 26, 2006, MDwerks, Inc.("Company") issued a press release announcing that it had terminated negotiations with Odyssey Healthcare Consultants, Inc.
("Odyssey"), a virtual medical billing company based in Boca Raton, Florida, pursuant to the Company's letter of intent with Odyssey to acquire substantially all of Odyssey's assets.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following exhibits are filed as part of this report:

         Exhibit No.          Description
         -----------          -----------
             99.1             Press release dated June 26, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MDWERKS, INC.

Dated: June 26, 2006                        By:/s/ Howard B. Katz
                                               ----------------------
                                               Howard B. Katz
                                               Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
             99.1                   Press release dated June 26, 2006.

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